POWER OF ATTORNEY
Know all by these presents that the undersigned hereby
constitutes and appoints each of Pani Dixon,
Nancy Erba, and Robert Eric Verity, with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or director
of Power Integrations, Inc. (the "Company") Forms 3, 4,
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and timely
file such Form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and
(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant
to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such
attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to
all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 2026. Signature
/s/Andrew Hughes
Printed Name